EXHIBIT 10.14(v)

AMENDMENT TO AGREEMENT

This amendment (“Amendment”) to the VALUE ADDED REMARKETING AGREEMENT (“Agreement”) dated March 30, 1989, is entered into and effective this 31st day of May 2007, (“Effective Date”) by and between InterSystems Corporation (“ISC”) a Massachusetts corporation located at One Memorial Drive, Cambridge, MA 02142 and Amendment, a Pennsylvania corporation located at 601 Lee Road, Chesterbrook Corporate Center, Wayne, PA 19087.

WITNESSETH:

WHEREAS, ISC and MEDecision did enter into that certain Agreement; and

WHEREAS, The Agreement has expired; and

WHEREAS, The parties wish to extend the term of the Agreement; and

WHEREAS, The parties wish to modify some of the terms of the Agreement;

NOW THEREFORE, in consideration of the mutual promises made in this Amendment, the parties agree and acknowledge as follows:

1.                                       The effective date of the Agreement shall be the Effective Date herein with a five (5) year term;

2.                                       The first sentence of Clause 2(a) shall now read, “Subject to the terms and conditions hereinafter set forth, InterSystems hereby grants to the VAR, during the Term, the nonexclusive right, solely in connection with VAR’s software, to sublicense the Licensed Software to Users who purchase, lease, or license Products from the VAR.

3.                                       Reference to the Master Maintenance Agreement shall be replaced with reference to the terms and conditions in the then current price list.

4.                                       Reference to license fees or other fees shall be replaced with reference to the then current price list.

5.                                       Notices sent out according to clause 19 for MEDecision shall be sent to:
MEDecision, Inc.
601 Lee Road
Chesterbrook. Corporate Center
Wayne, PA 19087
Attention: Chief Financial Officer

All other terms and conditions not specifically modified herein, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereby agree to this Amendment as of the first date written above.

InterSystems Corporation	MEDecision, Inc.

/s/ Jack Machezas	/s/ John Capobianco
Signature
Signature

5/31/07	5/30/2007
Date	Date

Jack Machezas	John Capobianco
Name	Name

Director of Finance	President
Title	Title